United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2016

ISORAY, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On December 22, 2016, IsoRay Medical, Inc. (“Medical”), a wholly owned subsidiary of IsoRay, Inc. (the “Registrant”), entered into Addendum No. 1 (the “Addendum”) to its supply contract (the “Agreement”) with The Open Joint Stock Company ‹‹Isotope››, a Russian company (“JSC Isotope”). With the Addendum, Medical will purchase Cesium-131 manufactured by Joint Stock Company ‹‹Institute of Nuclear Materials›› and sold by JSC Isotope, within the quality standards and within the time periods specified, through December 31, 2017 rather than March 31, 2017 as provided in the Agreement.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1	Addendum No. 1 to Contract, dated December 22, 2016 and effective as of December 9, 2016, by and between IsoRay Medical, Inc. and The Open Joint Stock Company ‹‹ Isotope ›› (confidential treatment requested for redacted portions)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 28, 2016

IsoRay, Inc., a Minnesota corporation

	By:	/s/ Brien Ragle
Brien Ragle, CFO